UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 28, 2008
(Date of earliest event reported: February 28, 2008)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 28, 2008, Revlon, Inc. issued a press release announcing its earnings for the fourth quarter and full fiscal year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the press release attached hereto as Exhibit 99.1 shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press release dated February 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

		By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human
Resources, Chief Legal Officer,
General Counsel and Secretary

Date:	February 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 28, 2008.

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